INVESCO LIMITED MATURITY TREASURY FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-05686
SERIES NO.:         2

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $    15
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class A2                                                     $    16
           Class Y                                                      $     5
           Class R5                                                     $     5

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.0046
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class A2                                                     $0.0057
           Class Y                                                      $0.0080
           Class R5                                                     $0.0105

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        3,182
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                                                       2,707
           Class Y                                                          772
           Class R5                                                         423

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 10.42
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                                                     $ 10.42
           Class Y                                                      $ 10.42
           Class R5                                                     $ 10.43

INVESCO U.S. GOVERNMENT FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-05686
SERIES NO.:         4

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $11,991
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $   207
           Class C                                                      $   456
           Class R                                                      $   100
           Class Y                                                      $   107
           Investor Class                                               $   957
           Class R5                                                     $   106

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1661
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0995
           Class C                                                      $0.0991
           Class R                                                      $0.1441
           Class Y                                                      $0.1885
           Investor Class                                               $0.1676
           Class R5                                                     $0.1985

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       69,165
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        1,640
           Class C                                                        4,558
           Class R                                                          672
           Class Y                                                          764
           Investor Class                                                 5,151
           Class R5                                                         506

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  9.05
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $  9.08
           Class C                                                      $  9.04
           Class R                                                      $  9.06
           Class Y                                                      $  9.06
           Investor Class                                               $  9.06
           Class R5                                                     $  9.04

INVESCO MONEY MARKET FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-05686
SERIES NO.:         6

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Invesco Cash Reserve Shares                                  $    450
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                     $     79
           Class B                                                      $     15
           Class BX                                                     $      3
           Class C                                                      $     47
           Class CX                                                     $      5
           Class R                                                      $     24
           Class Y                                                      $      7
           Investor Class                                               $     88

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Invesco Cash Reserve Shares                                  $ 0.0006
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class AX                                                     $ 0.0006
           Class B                                                      $ 0.0006
           Class BX                                                     $ 0.0006
           Class C                                                      $ 0.0006
           Class CX                                                     $ 0.0006
           Class R                                                      $ 0.0006
           Class Y                                                      $ 0.0006
           Investor Class                                               $ 0.0006

74U.   1   Number of shares outstanding (000's Omitted)
           Invesco Cash Reserve Shares                                   746,059
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class AX                                                      133,318
           Class B                                                        21,540
           Class BX                                                        4,050
           Class C                                                        72,270
           Class CX                                                        7,481
           Class R                                                        41,078
           Class Y                                                        14,790
           Investor Class                                                146,619

74V.   1   Net asset value per share (to nearest cent)
           Invesco Cash Reserve Shares                                  $   1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class AX                                                     $   1.00
           Class B                                                      $   1.00
           Class BX                                                     $   1.00
           Class C                                                      $   1.00
           Class CX                                                     $   1.00
           Class R                                                      $   1.00
           Class Y                                                      $   1.00
           Investor Class                                               $   1.00

INVESCO HIGH YIELD FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-05686
SERIES NO.:         8

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 56,626
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $  1,103
           Class C                                                      $  6,023
           Class Y                                                      $  6,640
           Investor Class                                               $  7,684
           Class R5                                                     $  6,045
           Class R6                                                     $  6,003

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.2521
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.2189
           Class C                                                      $ 0.2178
           Class Y                                                      $ 0.2637
           Investor Class                                               $ 0.2525
           Class R5                                                     $ 0.2661
           Class R6                                                     $ 0.2700

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       228,613
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         4,006
           Class C                                                        27,296
           Class Y                                                        46,053
           Investor Class                                                 30,140
           Class R5                                                       24,054
           Class R6                                                       25,767

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $   4.38
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $   4.39
           Class C                                                      $   4.37
           Class Y                                                      $   4.39
           Investor Class                                               $   4.38
           Class R5                                                     $   4.37
           Class R6                                                     $   4.37

INVESCO SHORT TERM BOND FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-05686
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 6,141
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                                                      $ 7,377
           Class R                                                      $    53
           Class Y                                                      $ 1,207
           Class R5                                                     $    44
           Class R6                                                     $   418

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1665
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                      $0.1362
           Class R                                                      $0.1363
           Class Y                                                      $0.1794
           Class R5                                                     $0.1886
           Class R6                                                     $0.1897

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       39,109
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                       55,025
           Class R                                                          423
           Class Y                                                        5,443
           Class R5                                                         119
           Class R6                                                       2,631

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  8.65
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                      $  8.65
           Class R                                                      $  8.66
           Class Y                                                      $  8.65
           Class R5                                                     $  8.64
           Class R6                                                     $  8.66

INVESCO REAL ESTATE FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-05686
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $10,446
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $    16
           Class C                                                      $   221
           Class R                                                      $   760
           Class Y                                                      $ 1,775
           Investor Class                                               $   476
           Class R5                                                     $ 5,209
           Class R6                                                     $   613

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.2058
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0379
           Class C                                                      $0.0377
           Class R                                                      $0.1424
           Class Y                                                      $0.2693
           Investor Class                                               $0.2055
           Class R5                                                     $0.3012
           Class R6                                                     $0.3223

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       50,442
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          344
           Class C                                                        6,141
           Class R                                                        5,393
           Class Y                                                        8,316
           Investor Class                                                 2,739
           Class R5                                                      17,221
           Class R6                                                       3,989

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 27.02
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $ 26.99
           Class C                                                      $ 26.89
           Class R                                                      $ 27.04
           Class Y                                                      $ 27.02
           Investor Class                                               $ 26.97
           Class R5                                                     $ 27.02
           Class R6                                                     $ 27.02

INVESCO GLOBAL REAL ESTATE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-05686
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 7,577
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $    96
           Class C                                                      $   736
           Class R                                                      $   414
           Class Y                                                      $22,327
           Class R5                                                     $10,683
           Class R6                                                     $ 5,662

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.3376
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.2161
           Class C                                                      $0.2161
           Class R                                                      $0.2970
           Class Y                                                      $0.3781
           Class R5                                                     $0.4275
           Class R6                                                     $0.4355

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       22,265
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          339
           Class C                                                        3,363
           Class R                                                        1,532
           Class Y                                                       61,769
           Class R5                                                      25,003
           Class R6                                                      10,041

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 13.51
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $ 13.52
           Class C                                                      $ 13.52
           Class R                                                      $ 13.52
           Class Y                                                      $ 13.52
           Class R5                                                     $ 13.49
           Class R6                                                     $ 13.49

INVESCO CORPORATE BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-05686
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 32,119
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $  1,239
           Class C                                                      $  1,813
           Class R                                                      $    151
           Class Y                                                      $    548
           Class R5                                                     $    105
           Class R6                                                     $  1,107

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.2856
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.2859
           Class C                                                      $ 0.2132
           Class R                                                      $ 0.2677
           Class Y                                                      $ 0.3045
           Class R5                                                     $ 0.3185
           Class R6                                                     $ 0.3186

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       117,760
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         3,578
           Class C                                                         9,195
           Class R                                                           589
           Class Y                                                         2,926
           Class R5                                                          580
           Class R6                                                        4,377

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $   7.40
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $   7.41
           Class C                                                      $   7.42
           Class R                                                      $   7.40
           Class Y                                                      $   7.41
           Class R5                                                     $   7.40
           Class R6                                                     $   7.40